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                                                                    Exhibit 10.1

                              THE WHITE HOUSE, INC.
                             1999 STOCK OPTION PLAN

1.   ESTABLISHMENT, PURPOSE AND TYPES OF OPTIONS

     The White House, Inc. hereby establishes The White House, Inc. 1999 Stock Option Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of The White House, Inc. (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code (collectively, "Options").

     The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933 (the "Securities Act"). Except to the extent any other exemption from the Securities Act is expressly relied upon in connection with any agreement entered into pursuant to the Plan or the securities issuable hereunder are registered under the Securities Act, the issuance of Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. To the extent that an exemption from registration under the Securities Act provided by Rule 701 is unavailable, all unregistered offers and sales of Options and shares of Common Stock issuable upon exercise of an Option are intended to be exempt from registration under the Securities Act in reliance upon the private offering exemption contained in Section 4(2) of the Securities Act, or other available exemption, and the Plan shall be so administered.

2.   DEFINITIONS

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a)  "BOARD" shall mean the Board of Directors of the Corporation.

     (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

     (c) "COMMITTEE" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

     (d) "COMMON STOCK" shall mean shares of the Corporation's Class A common stock.

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     (e)  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     (f) "FAIR MARKET VALUE" of a share of the Corporation's Common Stock for any purpose under the Plan on a particular date shall be determined in good faith by the Committee. Until such time as the Common Stock is publicly traded on a securities exchange (including Nasdaq), such determination shall be made by the Committee in consultation with independent accountants or other financial advisors to the Corporation based on review of the financial statements of the Corporation for the most recently completed period and such other information as is determined to be relevant by the Committee. Such a determination regarding Fair Market Value of the Common Stock shall be made by the Committee no less frequently than annually based on a review of the financial statements of the Corporation for the most recently completed fiscal year. However, intervening determinations of Fair Market Value shall be made based on a review of the financial statements for the Corporation for the most recently completed fiscal quarter if in the judgement of the Committee events have occurred subsequent to the previous annual determination that warrant an interim valuation. The determination by the Committee of Fair Market Value of a share of Common Stock shall be final and binding on grantees of Options for all purposes under the Plan and grant agreements issued thereunder.

     (g) "GRANT AGREEMENT" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Option granted pursuant to the Plan.

     (h) "GRANT DATE" shall mean the date on which the Committee formally acts to grant an Option to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

     (i) "INDEPENDENT THIRD PARTY" shall mean any individual or entity (a "Person") who, immediately prior to the contemplated transaction or series of transactions, does not own in excess of 5% of the Company's Common Stock on a fully-diluted basis (a "5% owner"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons. Notwithstanding the foregoing, no holder or group of holders of the Company's Common Stock as of the Effective Date (as defined in the Plan) of the Plan shall be an Independent Third Party or group of Independent Third Parties.

     (j) "PARENT" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

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     (k)  "RULE 16B-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

     (l) "SALE OF THE COMPANY" shall mean the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire(s): (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

     (m) "SUBSIDIARY" AND "SUBSIDIARIES" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.   ADMINISTRATION

     (a) PROCEDURE. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

          Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

          The Committee shall meet at such times and places and upon such notice as it may determine, consistent with the Bylaws of the Company. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts approved in writing by all of the members of the Committee and filed with the minutes of the Committee shall be valid acts of the Committee.

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     (b)  PROCEDURE AFTER REGISTRATION OF COMMON STOCK. Upon and after the point in time that the Common Stock or any other capital stock of the Corporation becomes registered under Section 12 of the Exchange Act, the Board shall take all action necessary to cause the Plan to be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with
Section 10 of the Plan.

     (c) POWERS OF THE COMMITTEE. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe Grant Agreements evidencing such Options and establish programs for granting Options. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

          (i) determine the eligible persons to whom, and the time or times at which Options shall be granted,

          (ii) determine the types of Options to be granted,

          (iii) determine the number of shares to be covered by or used for reference purposes for each Option,

          (iv) impose such terms, limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate,

          (v) modify, extend or renew outstanding Options, accept the surrender of outstanding Options and substitute new Options, provided that no such action shall be taken with respect to any outstanding Option which would materially adversely affect the grantee without the grantee's consent, and

          (vi) accelerate or otherwise change the time in which an Option may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Option, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option following termination of any grantee's employment, or in the case of a member of the Board, service on the Board.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems

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necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

     (d) LIMITED LIABILITY. To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

     (e) INDEMNIFICATION. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     (f) EFFECT OF COMMITTEE'S DECISION. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.   SHARES AVAILABLE FOR THE PLAN; MAXIMUM OPTIONS

     Subject to adjustments as provided in Section 9 of the Plan, the shares of stock that may be delivered or purchased under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of One Million (1,000,000) shares of Common Stock of the Corporation and the Corporation shall reserve said number of shares of Common Stock for issuance pursuant to the Plan. If any Option, or portion of an Option, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Option shall thereafter be available for further Options under the Plan.

5.   PARTICIPATION

     Participation in the Plan shall be open to all full-time employees, officers, directors, subcontractors and outside consultants of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to awards of incentive stock options shall be limited to employees of the Corporation, or of any Parent or Subsidiary of the Corporation. Options may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 and Section 6(e) of the Plan. A grant of any type of Option made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such person in that year or subsequent years.

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6.   GRANT OF STOCK OPTIONS

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The stock options granted shall be subject to the following terms and conditions.

     (a) GRANT OF OPTION. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the stock option evidenced thereby and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

     (b) PRICE. The price per share payable upon the exercise of each stock option ("exercise price") shall be determined by the Committee, but in no event shall be less than the Fair Market Value of such stock at the Grant Date.

     (c) PAYMENT. Stock options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, unless otherwise determined by the Committee, in shares of Common Stock or a combination of cash and shares of Common Stock, or by such other means as the Committee may prescribe. The Fair Market Value of shares of Common Stock delivered on exercise of stock options shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Committee, shares acquired upon exercise of the stock option. Any fractional share will be paid in cash. The Corporation may make or guarantee loans to grantees to assist grantees in exercising stock options and satisfying any related withholding tax obligations.

     If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

     (d) TERMS OF OPTIONS. The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the shares certificates represented

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thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding stock option.

     (e) RESTRICTIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements.

          (i) Grant Date. An incentive stock option must be granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

          (ii) Exercise Price and Term. The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted and the term of the stock option shall not exceed ten years. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in
     Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed five years.

          (iii) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

          (iv) Grantee. Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

         (v) Designation. No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

         (vi) Stockholder Approval. No stock option issued under the Plan shall be an incentive stock option unless the Plan is approved by the shareholders of the
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     Corporation within 12 months of its adoption by the Board in accordance with the Bylaws and Articles of the Corporation and governing law relating to such matters.

     (f) OTHER TERMS AND CONDITIONS. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.   WITHHOLDING OF TAXES

     The Corporation may require, as a condition to the grant of any Option under the Plan or exercise pursuant to such Option or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the grantee pay to the Corporation, in cash or, unless otherwise determined by the Corporation, in shares of Common Stock, including shares acquired upon grant of the Option or exercise of the Option, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

8.   TRANSFERABILITY

     No Option granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

9.   ADJUSTMENTS; BUSINESS COMBINATIONS

     In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options made under the Plan, and in any other matters which relate to Options and which are affected by the changes in the Common Stock referred to above.

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     In the event of any proposed Sale of the Company, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) cancellation of any Option upon payment to the holder in cash of the Fair Market Value of the Common Stock subject to such Option as of the date of (and, to the extent applicable, as established for purposes of) the Sale of the Company, less the aggregate exercise price, if any, of the Option; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements to have such other entity replace the Options granted hereunder with options with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the option.

     The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 9) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option: (i) each grantee shall have the right to exercise his stock option at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

10.  TERMINATION AND MODIFICATION OF THE PLAN

     The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation to increase the number of shares of Common Stock subject to the Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3

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or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan).

     The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such Option as so modified or amended. No modification may be made that would materially adversely affect any Option previously made under the Plan without the approval of the grantee.

11.  NON-GUARANTEE OF EMPLOYMENT

     Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

12.  TERMINATION OF EMPLOYMENT

     For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Option, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

13.  WRITTEN AGREEMENT

     Each Grant Agreement entered into between the Corporation and a grantee with respect to an Option granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

14.  NON-UNIFORM DETERMINATIONS

     The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

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15.  LIMITATION ON BENEFITS

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

16.  LISTING AND REGISTRATION

     If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. ("Nasdaq System") or under any law, of shares subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part and no restrictions on such Option shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

17.  COMPLIANCE WITH SECURITIES LAW

     The Corporation may require that a grantee, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted,

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and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

18.  GOVERNING LAW

     The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland without regard to its conflict of laws rules and principles.

19.  PLAN SUBJECT TO ARTICLES AND BY-LAWS

     This Plan is subject to the Articles and Bylaws of the Corporation, as they may be amended from time to time.

20.  STOCKHOLDERS AGREEMENT

     The Committee may require as a condition of receiving a stock option grant that the proposed grantee become a party to a stockholders agreement providing such restrictions and requirements regarding, and granting the Corporation such rights of first refusal with respect to, transfers of the Common Stock acquired under such stock option as the Committee in its sole discretion shall determine are appropriate. Execution of such stockholders agreement shall be in place of the requirement of entering that certain stockholders agreement dated January 19, 1999, among the Corporation, certain investors and certain executives.

21.  EFFECTIVE DATE; TERMINATION DATE

     The Plan is effective as of the date on which the Plan was adopted by the Board (the "Effective Date"); provided that no stock options issued hereunder shall be treated as incentive stock options, regardless of the designation in the Grant Agreement, unless the Plan is approved by the shareholders of the Corporation as provided in Section 6(e)(vi). No Option shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the Effective Date of the Plan. Subject to other applicable provisions of the Plan, all Options made under the Plan prior to such termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

Date Approved by the Board:
                            -------------------------
Date Approved by the Shareholders:
                                   -------------------

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                              THE WHITE HOUSE, INC.
                             1999 STOCK OPTION PLAN

                     FORM OF STOCK OPTION GRANT AGREEMENT

     This Grant Agreement (the "Agreement") is entered into this ____ day of ______________, 200_, by and between The White House, Inc. (the "Corporation"), a Maryland corporation, and ("Grantee").

     Grantee and the Corporation agree that, until such time as securities issuable pursuant to the Plan become registered under the Securities Act of 1933, the grant of options hereunder and the purchase and sale of Common Stock upon exercise thereof are intended to comply with the exemption from registration provided by Rule 701 of the Securities Act of 1933 and each party hereto shall use his or its best efforts to comply with such Rule 701. To the extent that an exemption from registration under the Securities Act provided by Rule 701 is unavailable, the grant of options hereunder and the sale of Common Stock upon exercise thereof are intended to be exempt from registration under the Securities Act in reliance upon the private offering exemption contained in
Section 4(2) of the Securities Act, or other available exemption.

                                    ARTICLE 1
                                 GRANT OF OPTION

     SECTION 1.1 GRANT OF OPTIONS. Subject to the provisions of the Agreement, and pursuant to the provisions of The White House, Inc. 1999 Stock Option Plan (the "Plan"), Corporation hereby grants to Grantee, as of the Grant Date specified in Attachment A, a Stock Option (the "Option") of the type stated in Attachment A to purchase all or any part of the number of shares of Class A Common Stock set forth on Attachment A at the exercise price per share ("Option Price") set forth on Attachment A.

     SECTION 1.2 TERM OF OPTIONS. Unless the Option granted pursuant to Section
1.1 terminates earlier pursuant to other provisions of the Agreement, including the expiration date specified in Attachment A, the Option shall expire on the day prior to the tenth (10th) anniversary of its Grant Date.

                                    ARTICLE 2
                                     VESTING

     SECTION 2.1 VESTING SCHEDULE. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, Grantee shall become vested on the dates specified on Attachment A in a portion of the Option with respect to a percentage or number of the underlying shares in accordance with the vesting schedule specified on Attachment A; provided that Grantee shall have been in the continuous employ of or affiliation (as a

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Director, subcontractor or outside consultant) with the Corporation from the
Grant Date through any such date.

                                    ARTICLE 3
                               EXERCISE OF OPTION

     SECTION 3.1 EXERCISABILITY OF OPTION. No portion of the Option granted to Grantee shall be exercisable by Grantee prior to the time such portion of the Option has vested.

     SECTION 3.2 MANNER OF EXERCISE. The Option may be exercised, in whole or in part, by delivering written notice to the Committee in the form attached hereto as Attachment B or in such other form as the Committee may require from time to time. Such notice shall specify the number of shares of Common Stock subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Option Price of the shares of Common Stock as to which the Option is being exercised. Payment of the Option Price shall be made in cash (or cash equivalents acceptable to the Committee in the Committee's discretion). In the Committee's sole and absolute discretion, the Committee may authorize payment of the Option Price to be made, in whole or in part, by such other means as the Committee may prescribe. The Option may be exercised only in multiples of whole shares and no partial shares shall be issued.

     SECTION 3.3 ISSUANCE OF SHARES AND PAYMENT OF CASH UPON EXERCISE. Upon exercise of the Option, in whole or in part, in accordance with the terms of the Agreement and upon payment of the Option Price for the shares of Common Stock as to which the Option is exercised, the Corporation shall issue to Grantee or, in the event of Grantee's death, to Grantee's executor, personal representative or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, the number of shares of Common Stock so paid for, in the form of fully paid and nonassessable Common Stock. The stock certificates for any shares of Common Stock issued hereunder shall bear such legends as the Corporation deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

                                    ARTICLE 4
                            TERMINATION OF EMPLOYMENT

     SECTION 4.1 EARLY EXPIRATION OF UNVESTED PORTION. Any portion of Grantee's Option that was not vested and exercisable on the date of termination of such Grantee's employment or affiliation (as a Director, subcontractor or outside consultant) with the Corporation shall expire and be forfeited as of such date.

     SECTION 4.2 EARLY EXPIRATION OF VESTED PORTION UPON TERMINATION OF EMPLOYMENT OR AFFILIATION FOR REASON OTHER THAN DEATH OR DISABILITY. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, the Option granted to Grantee shall terminate in its entirety, regardless of whether the Option is vested

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in whole or in part, thirty (30) days after the date Grantee is no longer employed by, nor affiliated (as a Director, subcontractor or outside consultant) with, the Corporation for any reason other than Grantee's death or Disability. Notwithstanding the foregoing, the Option granted to Grantee shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, upon the termination of the Grantee's employment or affiliation (as a Director, subcontractor or outside consultant) with the Corporation by resignation or by the Corporation for "cause". If Grantee is a party to a written employment agreement with the Corporation which contains a definition of "cause", "termination for cause" or any other similar term or phrase, whether such Grantee is terminated for "cause" pursuant to this Section 4.2 shall be determined according to the terms of and in a manner consistent with the provisions of such written employment agreement. If Grantee is not party to such a written employment agreement with the Corporation, then for purposes of this
Section 4.2, "cause" shall mean the failure by the Grantee to perform his or her duties as assigned by the Corporation in a reasonable manner; any act by the Grantee of dishonesty or bad faith with respect to the Corporation; chronic addiction to alcohol, drugs or other similar substances affecting the Grantee's work performance; or the commission by the Grantee of any act, misdemeanor, or crime reflecting unfavorably upon the Grantee or the Corporation. The good faith determination by the Committee of whether the Grantee's employment was terminated by the Corporation for "cause" shall be final and binding for all purposes hereunder.

     SECTION 4.3 EARLY EXPIRATION OF VESTED PORTION UPON TERMINATION OF EMPLOYMENT OR AFFILIATION BY REASON OF GRANTEE'S DEATH. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, upon termination of Grantee's employment or affiliation (as a Director, subcontractor or outside consultant) with the Corporation by reason of Grantee's death, Grantee's executor, personal representative or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, may exercise all or any part of the vested portion of the Option as of the date of Grantee's death, provided such exercise occurs within twelve (12) months after the date Grantee dies, but not later than the end of the stated term of the Option.

     SECTION 4.4 EARLY EXPIRATION OF VESTED PORTION UPON TERMINATION OF EMPLOYMENT OR AFFILIATION BY REASON OF DISABILITY. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, in the event that Grantee ceases, by reason of Disability, to be an employee of or affiliated (as a Director, subcontractor or outside consultant) with the Corporation, the vested portion of the Option as of the date of termination may be exercised in whole or in part at any time within twelve (12) months after the date of Disability, but not later than the end of the stated term of the Option. For purposes of this Agreement, Disability shall be as defined in Code Section 22(e)(3) and shall be determined by the Committee, with its determination on the matter being final and binding.

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     SECTION 4.5 RIGHT TO PURCHASE OPTION SHARES UPON TERMINATION OF EMPLOYMENT.

     A. REPURCHASE OF OPTION SHARES. If Grantee's employment or affiliation (as a Director, subcontractor or outside consultant) with the Corporation shall terminate, including upon Grantee's death, Disability, resignation or termination with or without cause (the date on which such termination occurs being referred to as the "Termination Date"), then the Corporation shall have the option to repurchase all or any part of the shares issued or issuable upon exercise of Grantee's Option (the "Option Shares"), whether held by Grantee or by one or more of Grantee's transferees, at the price determined in accordance with the provisions of Section 4.6 hereof (the "Repurchase Option").

     B. REPURCHASE BY CORPORATION. The Corporation may elect to purchase all or any portion of the Option Shares by delivery of written notice (the "Repurchase Notice") to Grantee or any other holders of the Option Shares within 365 days following termination of Grantee's employment or affiliation with the Corporation due to death or Disability and within 120 days after termination of employment or affiliation for any other reason. The Repurchase Notice shall set forth the number of Option Shares to be acquired from Grantee and such other holder(s), the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of Option Shares to be repurchased by the Corporation shall first be satisfied to the extent possible from the Option Shares held by Grantee at the time of delivery of the Repurchase Notice. If the number of Option Shares then held by Grantee is less than the total number of Option Shares the Corporation has elected to purchase, then the Corporation shall purchase the remaining shares elected to be purchased from the other holders thereof, pro rata according to the number of shares held by each such holder at the time of delivery of such Repurchase Notice (determined as close as practical to the nearest whole shares).

     C. CLOSING OF REPURCHASE OF OPTION SHARES. The purchase of Option Shares pursuant to this Section 4.5 shall be closed at the Corporation's executive offices within 30 days after the delivery of the Repurchase Notice by the Corporation. At the closing, the Corporation shall pay the purchase price in the manner specified in Section 4.6(b) and Grantee and any other holders of Option Shares being purchased shall deliver the certificate or certificates representing such shares to the Corporation, accompanied by duly executed stock powers. The Corporation shall be entitled to receive customary representations and warranties from Grantee and any other selling holders of Option Shares regarding the sale of such shares (including representations and warranties regarding good title to such shares, free and clear of any liens or encumbrances) and to require all sellers' signatures to be guaranteed by a national bank or reputable securities broker.

     SECTION 4.6 PURCHASE PRICE FOR OPTION SHARES.

     A. PURCHASE PRICE. The purchase price per share to be paid for the Option Shares purchased by the Corporation pursuant to Section 4.5 shall be equal to the Fair Market Value of such Option Shares as of the date of the Repurchase Notice less any

                                        4
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portion of the exercise price for such Option Shares which has not yet been paid. For this purpose, the term "Fair Market Value" shall have the same meaning as is provided in the Plan.

     B. MANNER OF PAYMENT. If the Corporation elects to purchase all or any part of the Option Shares, including Option Shares held by one or more transferees, the Corporation shall pay for such shares: (i) first, by certified check or wire transfer of funds to the extent such payment would not cause the Corporation to violate any of the laws of the State of Maryland and would not cause the Corporation to breach any agreement to which it is a party relating to the indebtedness for borrowed money or other material agreement; and (ii) thereafter, with a subordinated promissory note of the Corporation. Such subordinated promissory note shall bear interest at the rate equal to the applicable federal rate for mid-term debt instruments under Section 1274(d)(1) of the Code (which shall be payable annually in cash unless otherwise prohibited), shall have all principal payment due on the fifth anniversary of the date of issuance and shall be subordinated on terms and conditions satisfactory to the holders of the Corporation's indebtedness for borrowed money. In addition, the Corporation may pay the purchase price for such shares by offsetting amounts outstanding under any indebtedness or obligations owed by Grantee to the Corporation.

     SECTION 4.7 APPLICABILITY OF THE STOCKHOLDERS AGREEMENT. The parties hereto acknowledge and agree that Grantee's Option Shares shall be subject to the following:

     A. RESTRICTIONS ON TRANSFER. Grantee shall not sell, pledge, or otherwise transfer any interest in any Option Shares, except pursuant to the terms of a Stockholders Agreement which he or she shall be required to execute as a condition of receiving this Option.

     B. RIGHT TO PURCHASE OPTION SHARES. Notwithstanding this Section, upon the termination of Grantee's employment with the Company for any reason, Grantee's Option Shares (whether held by Grantee or by one or more of Grantee's transferees) shall be subject to repurchase by the Company pursuant to the terms of this Agreement.

                                    ARTICLE 5
                                  MISCELLANEOUS

     SECTION 5.1 NON-GUARANTEE OF EMPLOYMENT. Nothing in the Plan or the Agreement shall be construed as a contract of employment between the Corporation (or an affiliate) and Grantee, or as a contractual right of Grantee to continue in the employ of the Corporation or an affiliate, or as a limitation of the right of the Corporation or an affiliate to discharge Grantee at any time.

     SECTION 5.2 NO RIGHTS OF STOCKHOLDER. Grantee shall not have any of the rights of a stockholder with respect to the shares of Common Stock that may be issued upon the

                                        5
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exercise of the Option until such shares of Common Stock have been issued to him upon the due exercise of the Option.

     SECTION 5.3 NOTICE OF DISQUALIFYING DISPOSITION. If Grantee makes a disposition (as that term is defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within two (2) years of the Grant Date or within one (1) year after the shares of Common Stock are transferred to Grantee, Grantee shall notify the Committee of such disposition in writing.

     SECTION 5.4 WITHHOLDING OF TAXES. The Corporation or any affiliate shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Common Stock) due Grantee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of the Option or the disposition (as that term is defined in Section 424(c) of the Code) of shares of Common Stock acquired pursuant to the exercise of the Option; provided, however, that the value of the shares of Common Stock withheld may not exceed the statutory minimum withholding amount required by law. In lieu of such deduction, the Committee may require Grantee to make a cash payment to the Corporation or an affiliate equal to the amount required to be withheld. If Grantee does not make such payment when requested, the Corporation may refuse to issue any Common Stock certificate under the Plan until arrangements satisfactory to the Committee for such payment have been made.

     SECTION 5.5 NONTRANSFERABILITY OF OPTION. The Option shall be nontransferable otherwise than by will or the laws of descent and distribution. During the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee's guardian or legal representative.

     SECTION 5.6 AGREEMENT SUBJECT TO CHARTER AND BYLAWS. This Agreement is subject to the Charter and Bylaws of the Corporation, and any applicable Federal or state laws, rules or regulations, including without limitation, the laws, rules, and regulations of the State of Maryland.

     SECTION 5.7 GENDER. As used herein the masculine shall include the feminine as the circumstances may require.

     SECTION 5.8 HEADINGS. The headings in the Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

     SECTION 5.9 NOTICES. All notices and other communications made or given pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of the Corporation, or addressed to the Committee, care of the Corporation for the attention of its Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

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

     SECTION 5.10 ENTIRE AGREEMENT; MODIFICATION. The Agreement contains the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.

     SECTION 5.11 CONFORMITY WITH PLAN. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Unless stated otherwise herein, capitalized terms in this Agreement shall have the same meaning as defined in the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan and Grant Agreements related thereto, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

     IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.

ATTEST:                                   THE WHITE HOUSE, INC.

                                          By:
---------------------                     ----------------------------

WITNESS:                                  GRANTEE

---------------------                     ----------------------------

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                                  ATTACHMENT A

STOCK OPTION GRANTED TO___________________________


TYPE OF OPTION:            ----------------------------------------
                           [INSERT INCENTIVE STOCK OPTION ("ISO")
                           OR NONQUALIFIED STOCK OPTION]


GRANT DATE:                ----------------------------------------


NUMBER AND CLASS
OF SHARES:                 SHARES OF CLASS A COMMON STOCK


EXERCISE PRICE PER SHARE:  ----------------------------------------
                           [IF AN ISO, INSERT A PRICE WHICH IS AT LEAST 100% OF THE FAIR MARKET VALUE, OR FOR A 10% OWNER, AT LEAST 110%]


EXPIRATION DATE:           ----------------------------------------
                           [INSERT A DATE THAT IS NO LATER THAN THE
                           10TH ANNIVERSARY OF THE GRANT DATE OR, FOR AN ISO
                           GRANTED TO A 10% OWNER, THE 5TH SUCH ANNIVERSARY]

VESTING SCHEDULE:

1. Twenty percent (20%) of the shares subject to the Option shall be vested on the first anniversary of the Grant Date; and an additional

2. Twenty percent (20%) of the shares subject to the Option shall be vested on each succeeding anniversary of the Grant Date.

                                  ATTACHMENT B

                                  EXERCISE FORM

The White House, Inc.
7600 Energy Parkway
Baltimore, Maryland 21226
Attn: Compensation Committee

Gentlemen:

     1. EXERCISE OF OPTION. I hereby exercise the [Insert Type] ______________Stock Option granted to me on ____________________, 2000, by The
White House, Inc. (the "Corporation"), subject to all the terms and provisions thereof and of The White House, Inc. 1999 Stock Option Plan (the "Plan"), and notify you of my desire to purchase ____________ shares (the "Shares") of Class A Common Stock of the Corporation at a price of $___________ per share pursuant to the exercise of said Option.

     2. INFORMATION ABOUT THE CORPORATION. I am aware of the Corporation's business affairs and financial condition and have acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Shares.

     3. TAX CONSEQUENCES. I am not relying upon the Corporation for any tax advice in connection with this option exercise, but rather am relying on my own personal tax advisors in connection with the exercise of the Stock Option and any subsequent disposition of the Shares.

     4. UNREGISTERED SHARES. The following shall apply in the event the Shares purchased herein are not registered under the Securities Exchange Act of 1933, as amended:

          (a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

          (b) The Shares are being issued without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption provided by Section 3(b) of the Act for employee benefit plans, contained in Rule 701 promulgated thereunder, or in lieu thereof upon the private offering exemption contained in Section 4(2) of the Act, and such reliance is based in part on the above representation.

          (c) Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in

Paragraph (a) hereof shall terminate. As a condition to any transfer of the Shares, I understand that the Corporation will require an opinion of counsel satisfactory to the Corporation to the effect that such transfer does not require registration under the Act or any state securities law.

          (d) The issuer is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.

          (e) The certificates for the shares to be issued to me shall contain appropriate legends to reflect the restrictions on transferability imposed by the Act.

Total Amount Enclosed:  $__________

Date:
     ---------------------         -----------------------------------
                                   (Optionee)

                                   Received by The White House, Inc.

                                   On:_________________________, 2000


                                   By:
                                      ----------------------------------

                              THE WHITE HOUSE, INC.
                             1999 STOCK OPTION PLAN

                         FORM OF STOCKHOLDERS AGREEMENT

     THIS STOCKHOLDERS AGREEMENT, executed this _____ day of ___________, 200_, by and among THE WHITE HOUSE, INC., a Maryland corporation (the "Corporation") and __________________________________ (the "Stockholder"). As used in this
Agreement, the term "Stockholder" shall include the permitted successors, assigns, transferees (whether by sale, gift, or other disposition), heirs, and personal representatives of the Stockholder.

     WHEREAS, shares, or option(s) to acquire shares, of the Class A Common Stock of the Corporation have been issued to the Stockholder pursuant to a grant agreement executed this date (the "Grant Agreement") issued under The White House, Inc. 1999 Stock Option Plan (the "Plan"); and

     WHEREAS, the Corporation and the Stockholder desire to assure continuity and to perpetuate harmony in the Corporation's management, policies and operations; and

     WHEREAS, the Stockholder and the Corporation deem it in their best interests to impose certain restrictions and obligations on themselves in order to effectuate their foregoing purposes.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed as follows:

1. RECITALS. The foregoing recitals and statements are made a part of this Agreement.

2.   PURCHASE AND SALE.

     (a) STOCK COVERED. Except as otherwise provided herein, all of the provisions of this Agreement shall apply to, and the term "Stock" shall include, any and all shares of Common Stock of the Corporation that are issued (now or in the future) pursuant to the rights of the Stockholder under the Grant Agreement and under any other grant agreement issued under the Plan and all other shares of common stock or other equity securities of the Corporation or any successor corporation which may be issued hereafter to the Stockholder in consequence of his ownership of such Common Stock of the Corporation as the result of the exchange or reclassification of shares, corporate reorganization, or any form of recapitalization, consolidation, merger, share split, share dividend, or similar event.

     (b) PURCHASE AND SALE. The Corporation agrees to purchase and redeem, and the Stockholder agrees to sell and transfer, in the manner and upon the terms provided in this Agreement, the shares of Stock of the Corporation. No purchase, sale, gift, endorsement, assignment, transfer, pledge, encumbrance or other disposition (hereinafter collectively referred to as "Transfer") of any shares of Stock of the Stockholder shall be valid and binding except as provided in, and in accordance with, the terms and conditions of this Agreement.

3.   VOLUNTARY TRANSFERS OF STOCK.

     (a) The Stockholder agrees that, during his lifetime, he will not Transfer any of his shares of Stock, except (i) upon the conditions set forth in this
Section 3; or (ii) with the prior written consent of the Corporation.

     (b) OFFER FROM THIRD PARTY. In the event that the Stockholder receives a bona fide offer from an independent third party capable of consummating such a sale to purchase all or any of the authorized, issued and outstanding shares of Stock then registered in such Stockholder's name, such Stockholder shall first offer in writing (the "Stockholder's Offer") to sell such shares of Stock (the "Offered Stock") to the Corporation at the price and on the terms of which such selling Stockholder proposes to transfer the Offered Stock to the proposed third party transferee. The Stockholder's Offer shall set forth (i) the number of shares of the Offered Stock, (ii) the name and address of the proposed transferee, (iii) the amount of consideration to be received by the selling Stockholder, and (iv) the method of proposed payment. The Corporation shall have the option to acquire all or any of the shares of Offered Stock at the price and upon the terms provided in the Stockholder's Offer. The Corporation shall have the right to exercise its option for a period of ninety (90) days following its receipt of the Stockholder's Offer by notifying the selling Stockholder in writing of its intention to purchase at Closing (as defined in Section (e) hereof) all or any shares of the Offered Stock on the same terms and conditions set forth in the Stockholder's Offer.

     (c) TRANSFERS TO THIRD PARTIES. In the event that (i) a Stockholder elects to transfer all or a portion of his shares of Stock; (ii) said Stockholder strictly complies with the provisions of Section 3(b); (iii) the Corporation fails to purchase all of such shares of Offered Stock; and (iv) the Stockholder who desires to transfer such shares of Stock complies with the terms of this
Section 3(c), then any such shares of Stock which are not so purchased by the Corporation may be sold by the selling Stockholder to the third party named in the Stockholder's Offer within a period of ninety (90) days after the expiration of the ninety (90) day period provided in Section 3(b). Such shares of Offered Stock may be transferred to the third party named in the Stockholder's Offer provided that such shares are sold at the price and on the terms set forth in the Stockholder's Offer. Any shares of Offered Stock not actually sold or transferred to such third party by the selling Stockholder within such ninety (90) day period at the price and on the terms set forth in the Stockholder's Offer shall remain subject to all of the provisions of this Agreement.

     (d) SALE OF CORPORATION. Notwithstanding the provisions of this Section 3 to the contrary, the restrictions set forth in this Section 3 shall not apply to shares of a Stockholder sold or otherwise transferred in connection with (i) the closing of an underwritten public offering by the Corporation of its Stock or any other securities pursuant to an effective registration statement under the Securities Act of 1933, as amended, (ii) a sale of the Corporation as a result of which more than fifty percent (50%) of the total number of outstanding shares of its Common Stock is sold, exchanged, conveyed, or otherwise transferred to a third party in one or a series of related transactions, or (iii) a merger or consolidation of the Corporation as a result of which the holders of its Common Stock (immediately prior to such merger or consolidation) hold less than fifty percent (50%) of the surviving or new entity, as the case may be.

     (e) CLOSING. Closing on the sale of any shares of Stock sold pursuant to this Agreement shall, unless otherwise agreed to in writing by the parties, be held at the principal place of business of the Corporation thirty (30) days from the date of notice by the Corporation to the Stockholder that it is exercising an option hereunder to purchase the Stock (the "Closing Date"). At the Closing, upon payment of the purchase price, the certificates representing the Stock to be purchased and sold hereunder shall be delivered by the Stockholder to the Corporation, appropriately endorsed in blank for transfer. If the certificates representing any shares of Stock to be so transferred have not been surrendered by the Stockholder, all rights of the holder thereof with respect to said Stock (including voting rights) nonetheless shall cease and terminate.

4.   DRAG ALONG RIGHTS

     (a) GENERALLY. If at any time the holder(s) of a majority of the shares of Common Stock of the Corporation desire to sell, exchange, convey, or otherwise transfer, in one or a series of related transactions to an independent third party, all of the outstanding shares of Common Stock of the Corporation ("Selling Stockholder(s)"), then the Selling Stockholder(s) may require the Stockholder to sell, exchange, convey, or otherwise transfer, and the Stockholder agrees to sell, exchange, convey, or otherwise transfer all of the shares of Stock at the same price per share of Common Stock (as set forth below) and on the same terms and conditions, as received by the Selling Stockholder(s) from the independent third party for the same class of shares.

     (b) CONDITIONS TO OBLIGATION. The Stockholder's obligation to sell, exchange, convey or otherwise transfer the Stock under the provisions of this
Section 4 is subject to the requirements that (i) the Selling Stockholder(s) shall give notice to the Stockholder of such sale, exchange, conveyance, or transfer at least 30 days prior to the proposed date of such event, specifying the price and terms upon which shares of Common Stock are to be sold, exchanged, conveyed, or transferred, and the proposed date of such event, and (ii) upon the consummation of said sale, exchange, conveyance, or transfer, the Stockholder will receive the same form and amount of consideration per share of Common Stock as received by the Selling Stockholder(s) for the same class of shares, or, if the Selling Stockholder(s) are given an option as to the form and amount of consideration to be received, the Stockholder will be given the same option.

5. MARKET STAND-OFF AGREEMENT. The Stockholder hereby agrees that he or she shall not, to the extent reasonably requested by the Corporation and an underwriter of Common Stock (or other securities) of the Corporation, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Stock during the one hundred eighty (180)-day period following the effective date of a registration statement of the Corporation filed under the Securities Act of 1933; provided, however, that such agreement shall be applicable only to the first such registration statement of the Corporation which covers shares (or securities) to be sold on its behalf to the public in an underwritten public offering. Such agreement shall be in writing in a form satisfactory to the Corporation and such underwriter. In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the Stock of the Stockholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such one hundred eighty (180)-day period.

6. SEVERABILITY. It is the express intention of the parties that the agreements contained herein shall have the widest application possible. If any agreement contained herein is found by a court having jurisdiction to be unreasonable in scope or character, the agreement shall not be rendered unenforceable thereby, but rather the scope or character of such agreement shall be deemed reduced or modified with retroactive effect to render such agreement reasonable and such agreement shall be enforced as thus modified. If the court having jurisdiction will not review the agreement, then the parties shall mutually agree to a revision having an effect as close as permitted by law to the provision declared unenforceable. The parties further agree that in the event a court having jurisdiction determines, despite the express intent of the parties, that any portion of any covenant or agreement contained herein is not enforceable, the remaining provisions of this Agreement shall nonetheless remain valid and enforceable.

7. ENDORSEMENT OF CERTIFICATE. Upon the execution of this Agreement, each certificate of shares of Stock of the Corporation registered in the name of the Stockholder and subject hereto shall be endorsed by the Secretary of the Corporation as follows:

          "This certificate is transferable only upon compliance with the provisions of a restrictive Stockholders Agreement, by and among THE WHITE HOUSE, INC. and the stockholder, a copy of which is on file in

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

     the office of the Secretary of the Corporation and is available upon request of the stockholder without charge."

8. TERM. Anything contained herein to the contrary notwithstanding, this Agreement shall terminate, and all rights and obligations hereunder shall cease upon the occurrence of any of the following events:

     (a)  The written agreement of each of the then parties hereto;

     (b)  The cessation of the Corporation's business;

     (c) The bankruptcy, liquidation, receivership, or dissolution of, or assignment for the benefit of creditors by, the Corporation; or

     (d) Except as to Section 5 hereof, the consummation of an initial public offering of the Corporation's Common Stock following the filing of an effective registration statement with the U.S. Securities and Exchange Commission.

9. NOTICES. All notices, offers, acceptances, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified or registered mail to the Stockholder, at his address on the Corporation records, and to the Corporation at the Corporation's principal place of business. Any party hereto may change his or its address for notice by giving notice thereof in the manner hereinabove provided.

10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and may be amended, modified or canceled only by written agreement of the parties hereto.

11. SUCCESSORS. This Agreement shall be binding upon, and inure to the benefit of, and shall be enforceable by, the heirs, successors, assigns, and personal representatives of the parties hereto.

12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland without regard to principles of conflict of laws. In case any term of this Agreement shall be held invalid, illegal or unenforceable in whole or in part, neither the validity of the remaining part of such term nor the validity of the remaining terms of this Agreement shall in any way be affected thereby. Each of the parties agrees that he will consent to and approve any amendments of the Charter or By-Laws of the Corporation which may be necessary or advisable in order to conform any of the provisions of this Agreement or any amendments hereto to the applicable laws of the State of Maryland as now or hereafter enacted, including, without limitation, the Maryland Corporation Law. The Stockholder further agrees to execute and deliver such documents as may be necessary in order to implement the provisions of the preceding sentence.

13. SPECIFIC PERFORMANCE. Because the shares of Stock cannot be readily purchased or sold in the open market, irreparable damage would result in the event this Agreement is not specifically enforced. Therefore, the rights to, or obligations of, the Corporation shall be enforceable in a court by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies, and all other remedies provided for in this Agreement, shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be considered an original and all of which taken together shall constitute one and the same instrument.

15. GENDER. The use of the singular shall include the plural, and the use of the masculine gender shall include the feminine and neutral genders and vice versa.

     IN WITNESS WHEREOF, the parties have executed this agreement the day and year first above written.

ATTEST:                       THE WHITE HOUSE, INC.


----------------------------              By:
                                             -------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                               -----------------------------

WITNESS:                                  STOCKHOLDER:

----------------------------              ----------------------------
                                          Name:

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